SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2002
                                                           ------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-23975                16-1545669
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (716) 625-7500
                                                     --------------

                                           Not Applicable
                                           --------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8 and 9:                        Not Applicable.


Item 5.           Other Events
                  ------------

         On July 2, 2002, First Niagara Financial Group, Inc. issued a press release reporting that it recorded a $1.8 million tax charge in the second quarter of 2002 and confirmed earnings guidance for the fiscal year ending December 31, 2002 of $1.21 per diluted share. This tax charge related to the recapture of excess reserves for New York State tax purposes from its wholly owned subsidiary First Niagara Bank. A copy of the press release is filed as exhibit 99.1 to this report.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         Exhibit No.                Description
         -----------                -----------

         99.1                       Press release dated July 2, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                          FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: July 2, 2002        By:  /s/ Paul J. Kolkmeyer
                               --------------------------------------------
                               Paul J. Kolkmeyer
                               Executive Vice President, Chief Operating Officer
                               and Chief Financial Officer
                               (Duly authorized representative)